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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 16, 2000


                              SAGA SYSTEMS, Inc.
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            (Exact name of Registrant as specified in its Charter)



          Delaware                  001-13609                 54-1167173
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(State or other Jurisdiction      (SEC File No.)            (IRS Employer
     of incorporation)                                  Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                     20191
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)
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                              SAGA SYSTEMS, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
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     Timothy L. Hill, Vice President Marketing and International Operations of
SAGA SYSTEMS, Inc. ("SAGS") and SAGA SOFTWARE, Inc. ("SAGA"), a wholly owned subsidiary of SAGS, has resigned from SAGS and SAGA effective February 25, 2000.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SAGA SYSTEMS, INC.



Date: February 16, 2000        By:  /s/ Katherine E. Butler
                                    -----------------------------------
                                    Katherine E. Butler
                                    Vice President, General Counsel and
                                     Secretary